Exhibit 99.1

News Release

3D Systems Corporation

333 Three D Systems Circle

Rock Hill, SC 29730

www.3dsystems.com

NYSE: DDD

Investor Contact:	Email: investor.relations@3dsystems.com
Media Contact:	Nicole York
Email: press@3dsystems.com

3D Systems Names Seasoned Finance Leader

Todd A. Booth as New CFO

•	Booth served as CFO of Teledyne Marine where he successfully led a complex, global transformation

ROCK HILL, South Carolina, August 19, 2019 – 3D Systems (NYSE:DDD) announced today that finance leader Todd A. Booth will join the company as Executive Vice President and Chief Financial Officer, effective September 3. He will report to President and CEO Vyomesh Joshi and lead the company’s Finance, Strategy and Corporate Development operations.

Booth brings to 3D Systems 25 years of progressive financial leadership at large and mid-market growth companies as well as diverse industry experience in automotive, healthcare, defense, energy, electronics and marine. Most recently, he was CFO for Teledyne Marine where he successfully led a complex, global transformation.

“I am excited to have a leader of Todd’s experience join our team at such an important time for our company,” said Vyomesh Joshi (VJ), president & CEO, 3D Systems. “Todd’s experience leading complex transformations and large-scale efficiency improvements will be invaluable as we seize the opportunity ahead of us.”

Booth replaces John McMullen, who announced his planned retirement earlier this year. McMullen joined 3D Systems three years ago and “has played a critical role in stabilizing the company and establishing a strong foundation for the future,” Joshi said.

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions, and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

About 3D Systems

More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading AM solutions company, it empowers manufacturers to create products and business models never before possible through transformed workflows. This is achieved with the Company’s best-of-breed digital manufacturing ecosystem - comprised of plastic and metal 3D printers, print materials, on-demand manufacturing services and a portfolio of end-to-end manufacturing software. Each solution is powered by the expertise of the company’s application engineers who collaborate with customers to transform manufacturing environments. 3D Systems’ solutions address a variety of advanced applications for prototyping through production in markets such as aerospace, automotive, medical, dental and consumer goods. More information on the company is available at www.3dsystems.com.

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